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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): APRIL 11, 2000



                                ZEMEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            CANADA                       1-228                    NONE
 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)              File Number)        Identification Number)


                CANADA TRUST TOWER, BCE PLACE
                  161 BAY STREET, SUITE 3750                      M5J 2S1
                   TORONTO, ONTARIO, CANADA
           (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code: (416) 365-8080





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.


             On March 6, 2000, a wholly-owned subsidiary of Zemex Corporation ("Zemex") entered into a stock purchase agreement (the "Stock Purchase Agreement") whereby it agreed to sell, subject to certain terms and conditions, all of the outstanding shares of common stock, par value $0.01 per share, of Pyron Metal Powders, Inc., a Delaware corporation ("Pyron Metal Powders"), and all of the outstanding shares of common stock, par value $20.00 per share (together with the Pyron Metal Powder shares, the "Shares"), of Pyron Corporation, a New York corporation ("Pyron"), to North American Hoganas Holdings, Inc. ("Hoganas"). Hoganas is a wholly-owned subsidiary of Hoganas AB, a supplier of metal powders headquartered in Hoganas, Sweden. Pyron and Pyron Metal Powders comprise the metal powders division of Zemex (the "Metal Powders Division"), which produces and supplies ferrous and non-ferrous metal powders. Pursuant to the Stock Purchase Agreement, the Shares were purchased for approximately $41 million in cash, subject to certain post-closing adjustments. The amount of consideration was determined through an auction process organized by Banc of America Securities, LLC, which was retained to review methods and opportunities to maximize value for the shareholders of Zemex. The sale of the Shares, which was completed on April 11, 2000, closed as of April 7, 2000.

             Neither Hoganas nor Hoganas AB has any material relationship with Zemex or any of Zemex's affiliates, any director or officer of Zemex, or any associate of any such director or officer.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

             The pro forma financial statements contemplated in (b)(1) of this Item, showing how the disposition of the Metal Powders Division might have affected the historical financial statements, is disclosed in the form of discontinued operations presented in the 1999 financial statements forming part of the Zemex Form 10-K filed on April 14, 2000 and incorporated by reference thereto. The form of the execution copy of the March 6, 2000 Stock Purchase Agreement by and between North American Hoganas Holdings, Inc., Zemex U.S. Corporation, Pyron Corporation and Pyron Metal Powders, Inc. is attached hereto as Exhibit 2.1. The form of the execution copy of the April 7, 2000 Closing Statement and Amendment to the Stock Purchase Agreement by and between North American Hoganas Holdings, Inc., Zemex U.S. Corporation, Pyron Corporation and Pyron Metal Powders, Inc. is attached hereto as Exhibit 2.2.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ZEMEX CORPORATION
                                                  (Registrant)


Dated:  April 21, 2000                          By:     /s/ Allen J. Palmiere
                                                      --------------------------
                                                      Allen J. Palmiere
                                                      Vice President and Chief
                                                      Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number                                  Description
-------                                 -----------
    2.1         Stock Purchase Agreement by and between North American Hoganas
                Holdings, Inc., Zemex U.S. Corporation, Pyron Corporation and
                Pyron Metal Powders, Inc.
    2.2         Closing Statement and Amendment to the Stock Purchase Agreement
                by and between North American Hoganas Holdings, Inc., Zemex U.S.
                Corporation, Pyron Corporation and Pyron Metal Powders, Inc.
   20.1*        Pro Forma  Financial Statements.
   99.1         Press Release, April 11, 2000.

                * indicates incorporated by reference